UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2006
INSIGHT ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction
of incorporation)
0-25092
(Commission
File Number)
86-0766246
(IRS Employer
Identification No.)

1305 West Auto Drive, Tempe, Arizona	85284
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 902-1001
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 10.1
Exhibit 99.1

Item 1.01. Entry into a Material Definitive Agreement.
On July 20, 2006, Insight Enterprises, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Level 3 Communications, Inc. and Technology Spectrum, Inc. (“Seller”), whereby Seller will sell to the Company 100% of the outstanding stock of Seller’s wholly owned subsidiary, Software Spectrum, Inc. (“Software Spectrum”) for a cash purchase price of $287 million. The purchase price is subject to a working capital adjustment. The sale of Software Spectrum is not conditioned on the receipt of financing by the Company, however, it is subject to customary closing conditions, including antitrust approvals.
The Company has received a commitment from JP Morgan Securities Inc. and JPMorgan Chase Bank, National Association (the “Commitment Letter”) to provide new credit facilities up to $150 million to finance in part the transactions contemplated by the Stock Purchase Agreement and for general corporate purposes. It is contemplated that such credit facilities would be comprised of a five year revolving credit facility in the amount of $75 million and a five year term loan facility in the amount of $75 million. The credit facilities are to be guaranteed by all domestic subsidiaries of the Company. Material conditions to funding include, without limitation, execution of definitive documentation.
The foregoing description of the Stock Purchase Agreement is not complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The Company announced its entry into the Agreement in a press release dated July 20, 2006, a copy of which is furnished as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit	Description
Number

10.1	Stock Purchase Agreement, dated July 20, 2006, among Insight Enterprises, Inc., Level 3 Communications, Inc. and Technology Spectrum, Inc.

99.1	Press Release, dated as of dated July 20, 2006, issued by Insight Enterprises, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHT ENTERPRISES, INC. (Registrant)
	By:	/s/ Stanley Laybourne
Date: July 20, 2006		Stanley Laybourne
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX
Exhibit
Number
10.1	Stock Purchase Agreement, dated July 20, 2006, among Insight Enterprises, Inc., Level 3 Communications, Inc. and Technology Spectrum, Inc.
99.1	Press Release, dated as of dated July 20, 2006, issued by Insight Enterprises, Inc.